Exhibit 99.12

                       GE CAPITAL MORTGAGE SERVICES, INC.

                           DISTRIBUTION DATE STATEMENT

                                   March 1998

                   REMIC Multi-Class Pass-Through Certificates

                                  Series 1997-5

     Pursuant to the Pooling and Servicing Agreement dated as of May 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a) The amounts below (other than for Class R) are for a Single Certificate of $1,000:

     i)   The amount of such distribution allocable to principal:

     Class 5-A1......$      38.95757662       Class 5-M......$     0.71520424
     Class 5-A2......$       0.00000000       Class 5-B1.....$     0.71520424
     Class 5-A3......$       0.00000000       Class 5-B2.....$     0.71520550
     Class 5-A4......$       0.00000000       Class 5-B3.....$     0.71520424
     Class 5-A5......$       0.71520424       Class 5-B4.....$     0.71520842
     Class 5-A6......$      50.21697123       Class 5-B5.....$     0.71520181
     Class 5-A7......$       0.00000000       Class 5-R......$     0.00000000
     Class 5-PO1.....$      27.86487787
     Class 5-PO2.....$       0.99890325

     ii) Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to Section 2.02,
          2.03 (b) or 3.16, respectively,  and any amounts deposited pursuant to
          Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date):

     Class 5-A1......$      37.98452247       Class 5-M......$     0.00000000
     Class 5-A2......$       0.00000000       Class 5-B1.....$     0.00000000
     Class 5-A3......$       0.00000000       Class 5-B2.....$     0.00000000
     Class 5-A4......$       0.00000000       Class 5-B3.....$     0.00000000
     Class 5-A5......$       0.69734039       Class 5-B4.....$     0.00000000
     Class 5-A6......$      48.96268807       Class 5-B5.....$     0.00000000
     Class 5-A7......$       0.00000000       Class 5-R......$     0.00000000
     Class 5-PO1.....$      27.16888912
     Class 5-PO2.....$       0.97395337

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     iii) The  amount of such  distribution  to the  Certificateholders  of each class, allocable to Interest:

     Class 5-A1......$       4.89414946       Class 5-B1.....$     6.20887930
     Class 5-A2......$       6.25000000       Class 5-B2.....$     6.20887913
     Class 5-A3......$       6.25000000       Class 5-B3.....$     6.20888134
     Class 5-A4......$       6.25000000       Class 5-B4.....$     6.20889988
     Class 5-A5......$       6.20888022       Class 5-B5.....$     6.20887952
     Class 5-A6......$       4.81197647       Class 5-R......$     0.00000000
     Class 5-A7......$       0.00000000       Class 5-S1.....$     0.42335981
     Class 5-M.......$       6.20887998       Class 5-S2.....$     0.74816712

     iv)  The amount of servicing  compensation  received by the Company  during
          the month preceding the month of distribution:.....$         88,096.58

(b)  The amounts below are for the aggregate of all Certificates.

     v) The Pool Scheduled Principal Balances of each Mortgage Pool on the preceding Due Date after giving effect to all distributions allocable
          to principal made on such Distribution Date:.......$    412,880,550.25

          The  aggregate  number of Mortgage  Loans  included  in the  Scheduled
          Principal Balance set forth above:.................              1,572

     vi) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such Distribution Date:

                                    Class Certificate          Single
                                    Principal Balance    Certificate Balance
                                    -----------------    -------------------

          Class 5-A1................$   23,208,337.24  $           744.11
          Class 5-A2................$  201,185,712.00  $         1,000.00
          Class 5-A3................$    6,100,000.00  $         1,000.00
          Class 5-A4................$    1,950,000.00  $         1,000.00
          Class 5-A5................$    9,860,387.19  $           992.71
          Class 5-A6................$  149,302,467.88  $           719.70
          Class 5-A7................$            0.00  $             0.00
          Class 5-PO1...............$      118,425.20  $           873.21
          Class 5-PO2...............$      492,274.95  $           985.26
          Class 5-M.................$    7,292,803.70  $           992.71
          Class 5-B1................$    4,861,869.15  $           992.71
          Class 5-B2................$    3,646,402.34  $           992.71
          Class 5-B3................$    2,430,934.55  $           992.71
          Class 5-B4................$      729,280.27  $           992.71

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          Class 5-B5................$    1,701,655.78  $           992.71
          Class 5-R.................$            0.00  $             0.00
          Class 5-S1................$  112,716,042.14  $           845.25
          Class 5-S2................$  271,343,309.66  $           831.94

     vii) The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage Loan:

          book value...................................$          0.00
          unpaid principal balance.....................$          0.00
          number of related mortgage loans.............              0

     viii)The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were:

          (a)  delinquent
               (1)  30-59 days
                             Number *  20   Principal Balance $*   4,718,262.64
               (2)  60-89 days
                             Number     5   Principal Balance $    1,412,099.26
               (3)  90 days or more
                             Number     2   Principal Balance $      492,004.23

          (b)  in foreclosure
                             Number     5   Principal Balance $    1,186,508.48

     ix) The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to Section 2.03(b), and of any Modified Mortgage Loan purchased
          pursuant to Section 3.01(c): .......................$            0.00

     x) The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

          Class 5-S1: ........................    0.443732%
          Class 5-S2: ........................    0.317681%

          1.   Senior Percentage for such Distribution Date: ....   95.12228400%

          2.   Category A-Senior Percentage for such Distribution
               Date:.............................................    9.98784000%

          3.   Category B-Senior Percentage for such Distribution
               Date:.............................................   85.13444400%

          4.   Category A-Percentage for such Distribution Date:    10.50000000%

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          5.   Category B-Percentage for such Distribution Date:    89.50000000%

          6.   Group I Senior Percentage for such Distribution
               Date: ............................................   45.33671800%

          7.   Category A-Group I Senior Percentage for such
               Distribution Date: ...............................    7.66018700%

          8.   Category B-Group I Senior Percentage for such
               Distribution Date: ...............................   37.67653100%

          9.   Group II Senior Percentage for such Distribution
               Date: ............................................   49.78556600%

          10.  Category A-Group II Senior Percentage for such
               Distribution Date: ...............................    2.32765300%

          11.  Category B-Group II Senior Percentage for such
               Distribution Date: ...............................   47.45791300%

          12.  Category B-Group I Scheduled Distribution
               Percentage:.......................................   85.13444400%

          13.  Category B-Group II Scheduled Distribution
               Percentage:.......................................    0.00000000%

          14.  Senior Prepayment Percentage for such Distribution
               Date:.............................................  100.00000000%

          15.  Category A-Senior Prepayment Percentage
               for such Distribution Date: ......................   10.50000000%

          16.  Category B-Senior Prepayment Percentage
               for such Distribution Date: ......................   89.50000000%

          17.  Group I Senior Prepayment Percentage for such
               Distribution Date: ...............................  100.00000000%

          18.  Category A-Group I Senior Prepayment Percentage
               for such Distribution Date: ......................   10.50000000%

          19.  Category B-Group I Senior Prepayment Percentage
               for such Distribution Date: ......................   89.50000000%

          20.  Group II Senior Prepayment Percentage for such
               Distribution Date: ...............................    0.00000000%

          21.  Category A-Group II Senior Prepayment Percentage
               for such Distribution Date: ......................    0.00000000%

          22.  Category B-Group II Senior Prepayment Percentage
               for such Distribution Date: ......................    0.00000000%

          23.  Junior Percentage for such Distribution Date: ....    4.87771600%

          24.  Junior Prepayment Percentage for such Distribution
               Date:.............................................    0.00000000%

          25.  Subordinate Certificate Writedown Amount for such
               Distribution Date: ...............................$          0.00

     * Due to a large servicing transfer in September 1997, the number of Mortgage Loans 30-59 days delinquent may be inflated due to borrowers sending monthly paymnets to the wrong location or delays by the Company loading the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date after transfer. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.